SHERIFF'S DEED


         THIS DEED is made this 15th day of December, 1993, between Frank Wilcox as Sheriff of Hinsdale County, Colorado, and LKA International, Inc., a Nevada corporation (Grantee), the holder of the Certificate of Purchase, whose legal address is P.O. Box 2028, Gig Harbor, Washington 98335.

         WHEREAS, the First National Bank and Trust Company of Oklahoma City did, in the District Court of Hinsdale County, Colorado, obtain a judgment and decree against Lake City Mines, Inc., dated February 8, 1985, directed to the Sheriff of Hinsdale, Colorado; and

         WHEREAS, by virtue of said judgment and decree, the Sheriff levied upon the property hereinafter described and, after public notice had been given of the time and place of sale as required by law, said property was offered for sale and sold according to said notice, and a certificate of purchase was made and recorded in the office of the County Clerk and Recorder; and

         WHEREAS, all periods of redemption have expired.

         NOW, THEREFORE, I, Frank Wilcox, Sheriff of Hinsdale County, Colorado, in consideration of the premises, confirm the sale and sell and convey to Grantee the following described property, located in Hinsdale County, Colorado:

         See Exhibits A and B attached hereto.

         TO HAVE AND TO HOLD the same, with all appurtenances thereunto forever.

         Witness my hand this 15th day of December, 1993.

                                       /s/ Frank Wilcox
                                       --------------------------------
                                       Frank Wilcox, Sheriff of
                                       Hinsdale County, Colorado

    STATE OF COLORADO                  )
                                       )ss.
    County of Hinsdale                 )

         The foregoing instrument was acknowledged before me this 15th day of December, 1993, by Frank Wilcox, Sheriff of Hinsdale County Colorado.

         Witness my hand and official seal.
         My commission expires:  3/25/95

                    /s/ Barbara McDonald
                    --------------------------------
                    Notary Public
                    615 Water St
                    Lake City, CO  91235
                                  EXHIBIT A

    The Ute-Ute Mine more particularly described as follows:

    A.     Patented Claims
           ---------------

    Albany Lode Mining Claim. U.S. Survey No. 15157;
    Mab, Auric, Mayor of Leadville, Maid of Hensen, Yankee Doodle,
         Cuter, Free Lance, Leadville and Regulator Lode Mining Claims which are known as U.S. Survey No. 12265;
    Bushnell Lode Mining Claim, U.S. Survey No. 1212A;
    California Lode Mining Claims, U.S. Survey No. 376A; California Mill Site, U.S. Survey No. 376B;
    Equator Lode Mining Claim, U.S. Survey No. 1366A;
    Equator Mill Site, U.S. Survey No. 1366B;
    Hidden Treasure Lode Mining Claim, U.S. Survey No. 342; Invincible Lode Mining Claim, U.S. Survey No. 13478;
    Lightning Striker Lode Mining Claim, U.S. Survey No. 452; McCarthy Lode Mining Claim, U.S. Survey No. 13781;
    McComb Lode Mining Claim, U.S. Survey 13781;
    McCarthy Lode No. 3 Lode Mining Claim, U.S. Survey No. 13975; McComb No. 2 Lode Mining Claim, U.S. Survey No. 15157; Metropole Lode Mining Claim, U.S. Survey No. 15157;
    Otis Lode Mining Claim, U.S. Survey No. 15157;
    Protector Lode Mining Claim, U.S. Survey No. 13478;
    Steele Lode Mining Claim, U.S. Survey No.15157;
    Ute Lode Mining Claim, U.S. Survey No. 147A;
    Ute Extension Lode Mining Claim, U.S. Survey No. 1220;
    Ute Mill Site, U.S. Survey No. 1478;
    Ute Lode Mining Claim, U.S. Survey No. 148
    Ute Mill Site, U.S. Survey No. 2590;
    Windsor Lode Mining Claim, U.S. Survey No. 15157;
    Crystal Lode Mining Claim, U.S. Survey No. 13913;
    Don Quixote Lode Mining Claim, U.S. Survey No. 12572;
    Hard Tack Lode Mining Claim, U.S. Survey No. 14998
    Hard to Beat Lode Mining Claim, U.S. Survey No. 14988;
    Winner Lode Mining Claim, U.S. Survey No. 14988;

    Together with any and all water rights, water filings, claims for use of water, mill sites, ditches and dams appertaining to any of the above described properties.

         B.

      Unpatented Claims
           -----------------

              Claim                                 Book and Page
              -----                                 -------------

    Ute Mill Sites Nos. 1 to 4, inclusive           Book 11, Pages 531-534
    Colorado Standard Tunnel and Tunnel Site        Book 11, Page 530
    Ute No. 1 Lode Mining Claim                     Book 42, Page 461
    Ute No. 2 Lode Mining Claim                     Book 42, Page 467
    Debe Nos. 1 through 9                           Book 103, Pages 123-140
    Debe Nos. 19 through 39                         Book 103, Pages 159-200
    Diann No. 1                                     Book 103, Pages 201-202
    Diann No. 7                                     Book 103, Pages 213-214
    Diann Nos. 13 through 39                        Book 103, Pages 225-277

    County of Hinsdale,
      State of Colorado.

                                 EXHIBIT B

    The Golden Wonder Mine more particularly described as follows:

       A.   Patented Claims
            ---------------

            Claim                   Mineral Survey No.        Patent No.
            -----                   ------------------        ----------

            Golden Wonder Lode           552                    553
            Golden Mammoth Lode          553                    553
            Golden Carbonate Lode     17,651                 17,651

       B.   Unpatented Claims
            -----------------

            San Francisco Claim                  Book and Page
            -------------------                  -------------
            #1                                   42/275
            #2                                   42/275
            #3                                   42/276
            #4                                   42/276
            #5                                   42/277
            #6                                   42/277
            #7                                   42/278
            #8                                   42/364
            #9                                   42/364
            #10                                  103/435
            #11                                  103/436
            #12                                  103/437
            #13                                  103/438
            #14                                  103/439
            #15                                  103/440
            #16                                  103/441
            #17                                  103/442

       C. The Burns and the Bigelow Lode Mining Claims, Situate in the Northwest quarter of the Northwest quarter, Section 11, Township 43 North, Range 4 West, N.M.P.M., Lake Mining District, more particularly described in the Location
            Certificates recorded November 12, 1885, in Book 5, page 181 of the records of Hinsdale County Clerk and Recorder, Hinsdale County, Colorado.

    County of Hinsdale,
      State of Colorado.